CREDIT SUISSE FIRST BOSTON                                                                                Exhibit 20        Page 1
                                       Key Bank USA, N.A. Automotive Specialty Finance

                                  MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                            June 1, 1999 through June 30, 1999

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Original Total Portfolio                                                                             $110,005,944.94
(B) Class A Noteholders' Percentage                                                                                67.00%
(C) Original Class A Note Balance                                                                         $73,703,000.00
(D) Class A Note Rate                                                                                               6.35%
(E) Class B Noteholders' Percentage                                                                                17.00%
(F) Original Class B Note Balance                                                                         $18,701,000.00
(G) Class B Note Rate                                                                                               6.65%
(H) Class C Noteholders' Percentage                                                                                10.00%
(I) Original Class C Note Balance                                                                         $11,000,000.00
(J) Class C Note Rate                                                                                               7.20%
(K) Class D Certificateholders' Percentage                                                                          6.00%
(L) Original Class D Certificate Balance                                                                   $6,601,944.94
(M) Class D Certificate Rate                                                                                        0.00%
(N) Servicing Fee Rate                                                                                              3.50%
(O) Original Weighted Average Coupon (WAC)                                                                         20.08%
(P) Original Weighted Average Remaining Term (WAM)                                                                 54.68 months
(Q) Number of Contracts                                                                                            9,172
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                                 5,500,297.25
    (ii)  Minimum Specified Reserve Balance                                                                 2,200,118.90
    (iii) Initial Deposit                                                                                   1,650,089.17

(S) Noteholders' Percentage                                                                                        94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                        Total Trust
------------------------------------------------                                                        -----------

(A) Total Portfolio Outstanding                                                                           $37,615,046.59
(B) Total Portfolio Pool Factor                                                                                0.3419365
(C) Class A Note Balance                                                                                  $24,876,129.92
(D) Class A Principal Factor                                                                                   0.3375186
(E) Class A Interest Carryover Shortfall                                                                            0.00
(F) Class A Principal Carryover Shortfall                                                                           0.00
(G) Class B Note Balance                                                                                   $6,311,934.45
(H) Class B Principal Factor                                                                                   0.3375186
(I) Class B Interest Carryover Shortfall                                                                            0.00
(J) Class B Principal Carryover Shortfall                                                                           0.00
(K) Class C Note Balance                                                                                   $3,712,704.09
(L) Class C Principal Factor                                                                                   0.3375186
(M) Class C Interest Carryover Shortfall                                                                            0.00
(N) Class C Principal Carryover Shortfall                                                                           0.00
(O) Class D Certificate Balance                                                                            $2,714,278.09
(P) Reserve Account Balance                                                                                 4,187,854.30
(Q) Payahead Account Balance                                                                                  120,833.28
(R) Aggregate Subordinated Servicing Fees to Date                                                           1,178,954.11
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                             0.00
(T) Cumulative Net Losses for All Prior Periods                                                            15,740,346.92
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                           19.84%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                   31.97 months
(W) Number of Contracts                                                                                            4,653

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                      $1,763,551.78
    (ii)  Interest Payments Received                                                                          623,504.22
    (iii) Repurchased Loan Principal                                                                                0.00
    (iv)  Repurchased Loan Interest                                                                                 0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                          0.00
(C) Amount Applied From Payahead Account                                                                        7,699.44
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                           19.82%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                               31.01 months
(F) Remaining Number of Contracts                                                                                  4,489
(G) Delinquent Contracts
                                                                                    Contracts                  Amount
                                                                                    ---------                  ------

    (i)   30-59 Days Delinquent                                                      132         2.94%     $1,044,895.55     2.96%
    (ii)  60-89 Days Delinquent                                                        0         0.00%              0.00     0.00%
    (iii) 90 Days or More Delinquent                                                   0         0.00%              0.00     0.00%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Aggregate Net Losses for Collection Period                                                               $230,115.14
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                                  $492,772.92
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                      149,265.10
    (iii) Recoveries on Previously Liquidated Contracts                                                       113,392.68
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                                   82


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997, and is correct, to the best of my knowledge.

/s/ Thomas R. Blend                       Vice-President             07/08/99
--------------------------------------------------------             -----------
Signature                                 Title                      Date

CREDIT SUISSE FIRST BOSTON                                                                     Exhibit 20              Page 2

                                    Key Bank USA, N.A. Automotive Specialty Finance

                              MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                        June 1, 1999 through June 30, 1999
I. COLLECTIONS
--------------

(A) Principal Payments Received (C(A)i)                                                               $1,763,551.78
(B) Interest Payments Received (C(A)ii)                                                                  623,504.22
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                             262,657.78
(D) Principal on Repurchased Contracts (C(A)iii)                                                               0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                 0.00
                                                                                               --------------------

(F) Total Collections (A+B+C+D+E)                                                                     $2,649,713.78
                                                                                               --------------------

(G) Total Available Amount (F)                                                                        $2,649,713.78

II. DISTRIBUTIONS
-----------------

(A) Principal Payments Received (C(A)i)                                                               $1,763,551.78
(B) Principal on Repurchased Contracts (C(A)iii)                                                               0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                            492,772.92
                                                                                               --------------------
(D) Principal Distribution Amount (A+B+C)                                                             $2,256,324.70


(E) Current Servicing Fee Due                                                                           $109,710.55
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                      0.00
                                                                                               --------------------
(G) Total Servicing Fees Payable                                                                         109,710.55
(H) Servicing Fees Paid from Collection Account                                                          109,710.55
(I) Reserve Account Draw for Servicing Fees Payable                                                            0.00
(J) Servicing Fee Shortfall                                                                                    0.00
(K) Current Subordinated Servicing Fee                                                                         0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                   1,178,954.11

(M) Class A Distributable Amount
    (i)   Class A Monthly Interest Distributable Amount                                                 $131,636.19
    (ii)   Class A Interest Distributable Amount                                                         131,636.19
    (iii)   Class A Monthly Principal Distributable Amount                                             1,511,740.60
    (iv)   Class A Principal Distributable Amount                                                      1,511,740.60
                                                                                               --------------------

    (v) Total Distributable Amount (i+ii)                                                             $1,643,376.79
    (vi) Class A Interest Paid from Collection Account                                                   131,636.19
    (vii) Reserve Account Draw for Class A Interest Payable                                                   $0.00
    (viii) Class A Interest Carryover Shortfall                                                               $0.00
    (ix) Class A Principal Paid from Collection Account                                                1,511,740.60
    (x) Reserve Account Draw for Class A Principal Payable                                                     0.00
    (xi) Class A Principal Carryover Shortfall                                                                 0.00

(N) Class B Distributable Amount
    (i)   Class B Monthly Interest Distributable Amount                                                  $34,978.64
    (ii)   Class B Interest Distributable Amount                                                          34,978.64
    (iii)   Class B Monthly Principal Distributable Amount                                               383,580.87
    (iv)   Class B Principal Distributable Amount                                                        383,580.87
                                                                                               --------------------

    (v) Total Distributable Amount (i+ii)                                                               $418,559.51
    (vi) Class B Interest Paid from Collection Account                                                    34,978.64
    (vii) Reserve Account Draw for Class B Interest Payable                                                   $0.00
    (viii) Class B Interest Carryover Shortfall                                                               $0.00
    (ix) Class B Principal Paid from Collection Account                                                  383,580.87
    (x) Reserve Account Draw for Class B Principal Payable                                                     0.00
    (xi) Class B Principal Carryover Shortfall                                                                 0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                                  $22,276.22
    (ii)   Class C Interest Distributable Amount                                                          22,276.22
    (iii)   Class C Monthly Principal Distributable Amount                                               225,623.74
    (iv)   Class C Principal Distributable Amount                                                        225,623.74
                                                                                               --------------------

    (v) Total Distributable Amount (i+ii)                                                               $247,899.96
    (vi) Class C Interest Paid from Collection Account                                                    22,276.22
    (vii) Reserve Account Draw for Class C Interest Payable                                                   $0.00
    (viii) Class C Interest Carryover Shortfall                                                               $0.00
    (ix) Class C Principal Paid from Collection Account                                                  225,623.74
    (x) Reserve Account Draw for Class C Principal Payable                                                     0.00
    (xi) Class C Principal Carryover Shortfall                                                                 0.00

(P) Payment of Subordinated Servicing Fees
    (i) Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))                  $1,178,954.11
    (ii) Subordinated Servicing Fees Paid from Collection Account and/or Released from Reserve Account   500,928.98
    (iii) Aggregate Subordinated Servicing Fees to Date (i-ii)                                          $678,025.13

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                       $135,379.48
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                                0.00

CREDIT SUISSE FIRST BOSTON                                                                                Exhibit 20       Page 3
                                  Key Bank USA, N.A. Automotive Specialty Finance

                                MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                         June 1, 1999 through June 30, 1999

III. PAYAHEAD ACCOUNT INFORMATION
---------------------------------

(A) Beginning Period Balance (B(Q))                                                                         $120,833.28
(B) Amounts Applied to Payahead Account (C(B))                                                                     0.00
(C) Amounts Withdrawn from Payahead Account (C(C))                                                             7,699.44
                                                                                                    -------------------
(D) Ending Period Balance                                                                                   $113,133.84

IV. POOL BALANCES AND PORTFOLIO INFORMATION
-------------------------------------------                                 Begin. of Period            End of Period
                                                                            ----------------            --------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                                 $37,615,046.59             $35,358,721.89
    (ii)   Total Pool Factor                                                       0.3419365                  0.3214256
    (iii)  Receivables Balance                                                 37,615,046.59              35,358,721.89
    (iv)   Prefunding Account Balance                                                   0.00                       0.00
    (v)    Class A Note Balance                                               $24,876,129.92             $23,364,389.32
    (vi)   Class A Principal Factor                                                0.3375186                  0.3170073
    (vii)  Class B Note Balance                                                $6,311,934.45              $5,928,353.58
    (viii) Class B Principal Factor                                                0.3375186                  0.3170073
    (ix)   Class C Note Balance                                                $3,712,704.09              $3,487,080.35
    (viii) Class C Principal Factor                                                0.3375186                  0.3170073
    (ix)   Class D Certificate Balance                                         $2,714,278.09              $2,578,898.61

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                19.84%                     19.82%
    (ii)  Weighted Average Remaining Maturity (WAM)                                    31.97 months               31.01 months
    (iii) Remaining Number of Contracts                                                4,653                      4,489



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")
-------------------------------------------


(A) Beginning RA Balance (B(H))                                                                           $4,187,854.30
                                                                                                                   0.00
(B) Draw for Servicing Fee (II(I))                                                                                 0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                    0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                    0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                    0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                    0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                     0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                     0.00

(I) Overcollateralization Amount                                                                         $11,994,332.57
(J) Maximum Specified Reserve Balance                                                                      3,917,092.28
(K) Specified Reserve Account Balance                                                                      3,917,092.28

(L) Amount Available for Deposit to the RA                                                                   230,166.96
                                                                                                    -------------------

(M) RA Balance Prior to Release                                                                           $4,418,021.26
(N) Specified Reserve Account Balance                                                                      3,917,092.28
(O) Reserve Account Release                                                                                  500,928.98

(P) Ending Reserve Account Balance                                                                        $3,917,092.28


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
---------------------------------------------


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                             $230,115.14
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                         $492,772.92
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                            149,265.10
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                            113,392.68
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                    15,970,462.06

(D) Delinquent and Repossessed Contracts
                                                                                   Contracts                   Amount
                                                                                   ---------                   ------
    (i)   30-59 Days Delinquent (C(G)i)                                               132         2.94%   $1,044,895.55       2.96%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                0         0.00%            0.00       0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                          0         0.00%            0.00       0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                           82         1.83%      672,203.73       1.90%

CREDIT SUISSE FIRST BOSTON                                                                                    Exhibit 20      Page 4
                                    Key Bank USA, N.A. Automotive Specialty Finance

                                  MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                           June 1, 1999 through June 30, 1999


          VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE
          --------------------------------------------------

          (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                4.20%
              (ii)  Preceeding Collection Period                                                                       7.30%
              (iii) Current Collection Period                                                                          7.34%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                6.28%

          (B)    Ratio of Balance of Contracts Delinquent 60 Days or More and
                 Balance of Financed Vehicles Repossessed but not Charged off to
                 the Outstanding Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                1.27%
              (ii)  Preceeding Collection Period                                                                       1.40%
              (iii) Current Collection Period                                                                          1.90%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                1.52%

          (C) Cumulative Net Loss Ratio                                                                               14.52%

          (D) Loss and Delinquency Trigger Indicator                                                    Trigger Was Not Hit


          VIII. RECONCILIATION OF COLLECTION ACCOUNT
          ------------------------------------------


          (A) Collection Account Beginning Balance (I(H))                                                      2,649,713.78
          (B) Servicing Fee Paid (II(H))                                                                         109,710.55
          (C) Class A Interest Paid (II(M(vi)))                                                                  131,636.19
          (D) Class B Interest Paid (II(N(vi)))                                                                   34,978.64
          (E) Class C Interest Paid (II(O(vi)))                                                                   22,276.22
          (F) Class A Principal Paid (II(M(ix)))                                                               1,511,740.60
          (G) Class B Principal Paid (II(N(ix)))                                                                 383,580.87
          (H) Class C Principal Paid (II(O(ix)))                                                                 225,623.74
          (I) Reserve Account Deposit                                                                                  0.00
          (J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                            500,928.98
          (K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                                0.00
          (L) Releases to Seller                                                                                       0.00

                                                              AFG Receivables Trust 1997-A             Exhibit 20 Page 5
                                                Monthly Statement to Noteholders and Certificateholders
                                                             Servicer: Key Bank USA, N.A.
                                                         Sub Servicer: AutoFinance Group, Inc.
                                                       Indenture Trustee: Bankers Trust Company
                                                     Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:  June 1, 1999 through June 30, 1999
Distribution Date:  07/15/99
Month:              25

Statement for Class A, Class B and Class C Noteholders and Certificateholders                             Per $1,000 of Outstanding
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                Class A/Class B/Class C
                                                                                                             Certificate Amount
                                                                                                           -----------------------
(i)  Principal Distribution
          Class A Note  Amount                                                                   1,511,740.60    60.7707312
          Class B Note  Amount                                                                     383,580.87    60.7707313
          Class C Note  Amount                                                                     225,623.74    60.7707311
          Certificates  Amount                                                                     135,379.48    49.8767914


(ii)  Interest Distribution
          Class A Note  Amount                                                                     131,636.19     5.2916668
          Class B Note  Amount                                                                      34,978.64     5.5416672
          Class C Note  Amount                                                                      22,276.22     5.9999988



(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)                35,358,721.89


(iv)   Class A Notes Balance (end of Collection Period)                                         23,364,389.32
        Class A Pool Factor (end of Collection Period)                                              0.3170073
        Class B Notes Balance (end of Collection Period)                                         5,928,353.58
        Class B Pool Factor (end of Collection Period)                                              0.3170073
        Class C Notes Balance (end of Collection Period)                                         3,487,080.35
        Class C Pool Factor (end of Collection Period)                                              0.3170073
        Certificates Balance (end of Collection Period)                                          2,578,898.61



(v)  Basic Servicing Fee                                                                           109,710.55     2.9166667


(vi)   Aggregate Net Losses                                                                        230,115.14


(vii)   Reserve Account Balance after Giving Effect to Payments
             Made on Distribution Date                                                           3,917,092.28
        Specified Reserve Account Balance after Giving Effect to Payments
              Made on Distribution Date                                                          3,917,092.28
        Draws on Reserve Account                                                                         0.00
        Amount Available for Deposits to Reserve Account                                           230,166.96


(viii)  Class A Notes Interest Carryover Shortfall                                                       0.00    0.0000000
         Class B Notes Interest Carryover Shortfall                                                      0.00    0.0000000
         Class C Notes Interest Carryover Shortfall                                                      0.00    0.0000000
         Class A Notes Principal Carryover Shortfall                                                     0.00    0.0000000
         Class B Notes Principal Carryover Shortfall                                                     0.00    0.0000000
         Class C Notes Principal Carryover Shortfall                                                     0.00    0.0000000


(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                         0.00


(x)  Delinquent Contracts
                                                                                           Number                 Balance
                                                                                   ------------------------------------------------
           30-59 Days                                                                                     132           1,044,895.55
           60-89 Days                                                                                       0                   0.00
           90 Days or More                                                                                  0                   0.00